                                                                   EXHIBIT 10.34

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                            ASSET PURCHASE AGREEMENT

                                 by and between

                        SUNSTONE HOTELS, LLC, a Delaware
                           limited liability company,

                                       and

                        SUNSTONE HOTEL PROPERTIES, INC.,
                             a Colorado corporation

                             Dated: October 14, 1997




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

                            ASSET PURCHASE AGREEMENT

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I - PURCHASE AND SALE OF ASSETS AND TRANSFER OF EMPLOYEES...............................................  1
        1.1           Purchased Assets..........................................................................  1
        1.2           Transfer of Employees.....................................................................  2

ARTICLE II - ASSUMED LIABILITIES................................................................................  3
        2.1           Assumed Liabilities.......................................................................  3

ARTICLE III - FUNDING AND CLOSING...............................................................................  3
        3.1           Funding and Adjustments...................................................................  3
        3.2           Closing and Effective Time................................................................  4
        3.3           Closing Deliveries........................................................................  4
        3.4           Post-Closing Deliveries...................................................................  5
        3.5           Transfer Taxes and Fees...................................................................  5

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF SELLER...........................................................  5
        4.1           Authority of Seller Relative to Agreement.................................................  5
        4.2           No Conflicts..............................................................................  5
        4.3           Consents..................................................................................  5
        4.4           Pass-Through of Westbrook Representations and Warranties..................................  6

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF BUYER.............................................................  6
        5.1           Authority of Seller Relative to Agreement.................................................  6
        5.2           No Conflicts..............................................................................  6
        5.3           Consents..................................................................................  6

ARTICLE VI - SURVIVAL; INDEMNIFICATION..........................................................................  6
        6.1           Indemnification by Seller.................................................................  6
        6.2           Indemnification by Buyer..................................................................  7

ARTICLE VII - MISCELLANEOUS.....................................................................................  7
        7.1           Further Assurances........................................................................  7
        7.2           Assignment................................................................................  7
        7.3           Notices...................................................................................  7
        7.4           Governing Law.............................................................................  8
        7.5           Entire Agreement; Modifications and Waivers...............................................  8
        7.6           Counterparts..............................................................................  9
        7.7           Expenses..................................................................................  9
        7.8           Invalidity................................................................................  9
        7.9           Titles....................................................................................  9
        7.10          No Third-Party Beneficiaries..............................................................  9
        7.11          Construction..............................................................................  9
        7.12          Execution.................................................................................  9


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


                                TABLE OF CONTENTS
                                   (CONTINUED)

Schedules:

Schedule 1.1(a)          Management and Concession Contracts and Cheat Interest
Schedule 1.1(b)          Current Assets and Liabilities
Schedule 1.1(d)          Employee Benefit Plans and Agreements

Exhibit:

Exhibit A                Hotels


                                                                   EXHIBIT 10.34

                            ASSET PURCHASE AGREEMENT


                  THIS ASSET PURCHASE AGREEMENT (this "Agreement"), is entered into as of October 14, 1997, by and between Sunstone Hotels, LLC, a Delaware limited liability company ("Seller") and Sunstone Hotel Properties, Inc., a Colorado corporation ("Buyer").

                                 R E C I T A L S

                  A. In connection with the acquisition (the "Kahler Acquisition") by Sunstone Hotel Investors, Inc. ("Sunstone, Inc.") of all of the capital stock of Kahler Realty Corporation, a Minnesota corporation ("Kahler") from Westbrook Real Estate Fund I, L.P. and Westbrook Real Estate Co-Investment Partnership I, L.P. (collectively, "Westbrook"), Seller, through the merger of certain of Kahler's subsidiaries with and into Seller, now owns certain of the assets and has assumed related liabilities of Kahler and its subsidiaries, including (i) the hotels listed in Part I of Exhibit A (the "Hotels"), (ii) the Salt Lake City, Utah and Rochester, Minnesota industrial laundry businesses (the "Laundries"), (iii) all of the capital stock of Lakeview of Rochester, Inc. (the "Lakeview Stock"), a Minnesota corporation that owns an 80% interest in Cheat Progressive Venture, a joint venture that owns a sewer plant in Morgantown, West Virginia (the "Sewer Plant"), and (iv) the rights and obligations of the manager under certain contracts pursuant to which subsidiaries of Kahler managed properties or property owners' associations, and operated concessions at two public venues (the "Management and Concession Contracts"). In addition, Seller has assumed through such mergers, a portion of the workforce of Kahler's subsidiaries and employer liabilities, including as sponsor of certain employee benefit plans.

                  B. In order for Sunstone, Inc. to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended, and for the mutual benefit of Sunstone, Inc. and Buyer, immediately following the Kahler Acquisition, Seller will enter into leases with Buyer, pursuant to which Buyer will lease from Seller and operate the Hotels and Laundries. In addition, Buyer will assume from Seller the rights and obligations of the manager under the Management and Concession Contracts, and will purchase from Seller the Lakeview Stock.

                  C. Immediately prior to the Kahler Acquisition, Buyer desires to purchase and assume from Seller, and Seller desires to sell and transfer to Buyer the Employees and Employee Liabilities and such licenses, permits, inventory, contract rights and other assets and related liabilities as are necessary or beneficial in operating the Hotels, Laundries and Sewer Plant (collectively, the "Facilities") and performing the services of manager under the Management and Concession Contracts.

                  NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
              PURCHASE AND SALE OF ASSETS AND TRANSFER OF EMPLOYEES

                  1.1 Purchased Assets. At the Closing (as defined in Section
3.2 hereof) of the transactions contemplated by this Agreement, Seller shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase from Seller, all right, title and interest of Seller in and to the "Purchased Assets," which consist of the following:

                           (a) Management and Concession Contracts. The
Management and Concession Contracts listed on Schedule 1.1(a).

                           (b) Lakeview Stock. The Lakeview Stock identified on
Schedule 1.1(a).

                           (c) Operating Assets, Contracts and Permits. The
governmental licenses and permits, contract rights (including service contracts and equipment leases) and all other operating assets and rights related to the use, maintenance or operation of the Facilities and performance of the Management Contracts, including the current assets identified on Schedule 1.1(b). In addition, the inventory related to the use, maintenance or operation of the Facilities and performance of the Management and Concession Contracts shall be transferred hereby to the Buyer at the Effective Time (as defined herein) as required by the terms of the leases between Buyer and Seller.

                           (d) Employee Benefit Plans. The employee benefit
plans and employment agreements listed on Schedule 1.1(d) and related cash, bank accounts and other assets maintained by Kahler for purposes of funding such plans (collectively, the "Employee Benefit Plans and Agreements").

                           (e) Books, Records and Intellectual Property. All
books, records, trademarks, tradenames, logos, copyrights, good will, specifications, files, computer software, computer programs, computerized records, warranties, guaranties, leases, agreements and other documents and information maintained in any form in any way relating to the use, maintenance or operation of the Facilities or the performance of the Management and Concession Contacts (collectively, the "Intellectual Property");

                           (f) Third Party Claims. Any and all claims against
unrelated third parties relating to or arising from the ownership, use, maintenance or operation of the Facilities or the performance of the Management and Concession Contacts, including, without limitation, all accounts receivable and claims or rights to any property tax refunds (collectively, the "Third Party Claims");

                           (g) Deposits. All leases and rents, room deposits,
banquet, meeting and other function deposits and other similar deposits and all advance bookings relating to the Facilities or the Management and Concession Contracts, including all such deposits as one listed on Schedule 1.1(b) (collectively, the "Deposits"); and

                           (h) Accounts. All reserves, operating and other
accounts maintained in connection with the use, maintenance or operation of the Facilities or the performance of the Management and Concession Contacts (collectively, the "Accounts"), including those identified on Schedule 1.1(b).

                  Notwithstanding the foregoing, the Purchased Assets shall not include any furniture, fixtures or equipment located at the Facilities and owned by Seller.

                  1.2 Transfer of Employees. At the Closing, Seller shall transfer to Buyer the employees of Kahler who perform functions related to the operation of the Facilities and performance of the Management and Concession Contracts whom the Buyer has determined to hire and who are listed in the payroll records of Buyer maintained by ADP payroll services as becoming employees of Buyer after the date hereof (collectively, the "Employees").


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



                                   ARTICLE II
                               ASSUMED LIABILITIES

                  2.1 Assumed Liabilities. As of the Closing, Buyer hereby agrees to assume, satisfy or perform when only the following specific liabilities and obligations of Seller existing as of the Closing related to the Purchased Assets (collectively, the "Assumed Liabilities"):

                           (a) Current Liabilities. The current liabilities
listed on Schedule 1.1(a) related to the Facilities, Management and Concession Contracts, Employees and Employee Benefits and Agreements (the "Current Liabilities").

                           (b) Contract and Permit Liabilities. All duties and
obligations of Seller (in addition to those covered by the Current Liabilities) under the Management and Concession Contracts, and all other contracts and governmental licenses and permits included in the Purchased Assets being transferred and assigned to Buyer.

                           (c) Employment Liabilities. All duties and
obligations (in addition to those covered by Current Liabilities) of Seller as to accrued and future wages and benefits of the Employees, including wages and benefits under the Employee Benefit Plans and Agreements.

                           (d) Liabilities Related to Intellectual Property. All
liabilities associated with the Intellectual Property arising from events occurring after the Effective Time.

                           (e) Liabilities Related to Third Party Claims. All
liabilities related to the Third Party Claims arising from events occurring after the Effective Time.

                           (f) Liabilities Related to Deposits and Accounts. All
liabilities (in addition covered by the Current Liabilities) related to the Deposits and the Accounts arising from events occurring after the Effective Time.

                           (g) Sewer Plant Liabilities. All liabilities (in
addition to those covered by Current Liabilities) related to or arising from the Sewer Plant arising from events occurring after the Effective Time.

                           Nothing in this Section 2.1 or elsewhere in this
Agreement shall be construed to require that, after the transfer of the Assumed Liabilities to the Buyer, Buyer retain any of the Employees, Employee Benefit Plans and Agreements, Management and Concession Contracts or any of the other Purchased Assets being transferred to Buyer hereunder. Any liabilities and obligations of Seller existing as of the Closing related to the Purchased Assets and not listed above are retained by Seller.

                                   ARTICLE III
                               FUNDING AND CLOSING

                  3.1  Funding and Adjustments.

                           (a) Closing Funding. Immediately following the
Closing, Seller shall pay to Buyer $1,069,701 in cash, which represents the estimated $3,676,829 in current liabilities as of the Closing to be assumed by Buyer hereunder related to the hotels listed in Parts I and II of Exhibit A and the Laundries, minus the $1,325,000 agreed value of the assets transferred hereby as set forth on

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



Schedule 1.1(a), minus the $1,282,128 Union Annuity liability set forth as item 226 on the last page of Schedule 1.1(b). Promptly following October 15, 1998, Buyer and Seller shall agree upon the actual liabilities funded by Buyer during such period if actual liabilities funded exceeded $2,351,829, the excess shall promptly be paid by Seller to Buyer. If liabilities funded were less than $2,351,829, the difference shall promptly be paid by Buyer to Seller.

                           (b) Adjustments for Union Annuity. Seller shall
promptly reimburse Buyer for any portion of the $1,282,128 Union Annuity liability set forth as Item 226 on the last page of Schedule 1.1(b) following payment of such portion by Buyer, until the entire $1,282,128 has been paid in full.

                           (c) Adjustments for Extraordinary Sick Leave. If
prior to December 31, 1997 the Employees, in the aggregate, take more than ordinary course sick leave and, as a result, Buyer incurs additional compensation expense in covering for employees on extraordinary sick leave, such additional expense shall be reimbursed in cash by Seller to Buyer at the end of the calendar month in which such expense was incurred, following receipt from Buyer of a certified statement of such expense which Buyer and Seller have agreed upon in good faith; provided, however, that Buyer must make reasonable efforts to keep extraordinary sick leave to a minimum and to mitigate any additional compensation expense incurred as a result of extraordinary sick leave.

                           (d) Adjustments for Loss of Value of Assets. If
Seller is unable to deliver any of the Purchased Assets to Buyer because Seller has not been able to obtain required third-party consents to such transfer or the Buyer loses the economic value of any Asset because of a condition imposed by a third party as a condition to consent to such transfer, then Buyer and Seller shall work together in good faith to agree upon a reassessed value of the Purchased Assets and Assumed Liabilities as may be necessary, and shall adjust the funding under Section 3.1(a) and make any other changes necessary to this Agreement in order to reflect such reassessment.

                  3.2 Closing and Effective Time. The closing of the transactions contemplated under this Agreement (the "Closing") shall take place at the offices of Brobeck, Phleger & Harrison LLP, Newport Beach, California, on the same date as the closing of the Kahler Acquisition. The transfer of the Purchased Assets by Seller to Buyer and Buyer's assumption of the Assumed Liabilities shall be effective immediately prior to the closing of the Kahler Acquisition (the "Effective Time"). At the Effective Time, without the execution of any documents or instruments by Seller or Buyer or any other action on the part of Seller or Buyer: (i) Seller automatically assigns to Buyer all the rights and benefits of Seller, and Buyer automatically assumes from Seller all of the duties and obligations of Seller under the Management and Concession Contracts, the Employee Benefit Plans and Agreements and all other contracts, licenses and permits included in the Purchased Assets; and (ii) Seller automatically transfers to Buyer all right, title and interest of Seller, and Buyer automatically assumes from Seller all liability related to the inventory included in the Purchased Assets. Buyer shall have possession of the tangible Purchased Assets immediately upon Closing.

                  3.3      Closing Deliveries.

                           (a) Seller. At the Closing, Seller shall execute and
deliver to Buyer: (i) the stock certificate evidencing all of the Lakeview Stock owned in the name of The Kahler Corporation, marked "cancelled" and a new stock certificate showing Buyer as owner of all of the Lakeview Stock; (ii) such instruments as shall be reasonably requested by Buyer to vest in Buyer title in and to the Purchased Assets not covered by Section 3.2(i) and (ii); and (iii) the books and records related to the

Purchased Assets and the Assumed Liabilities, including copies of the Management and Concession Contracts, Employee Benefit Plans and Agreements and all other contracts, licenses and permits in the possession of Seller and included in the Purchased Assets and not previously provided to Buyer.

                           (b) Buyer. At the Closing, Buyer shall deliver to
Seller the documents as shall be reasonably requested by Seller to complete the assumption of the Assumed Liabilities by Buyer.

                  3.4 Post-Closing Deliveries. Buyer and Seller shall work together in good faith to prepare and execute any documents or other instruments necessary to effect the transfer from Seller to Buyer of any of the Purchased Assets and Assumed Liabilities, including any forms or other filings that need to be made with any governmental entities to effect such transfer.

                  3.5 Transfer Taxes and Fees. Buyer and Seller shall each be responsible for fifty-percent (50%) of any transfer taxes or other government fees imposed in connection with the transfer of the Purchased Assets and Assumed Liabilities to Buyer. Seller shall receive a credit in the amount of fifty-percent (50%) of such taxes and fees against the amount due from Seller to Buyer under Section 3.1(b).

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF SELLER

                  4.1 Authority of Seller Relative to Agreement. The Seller has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby have been duly authorized and no other proceedings on the part of the Seller are necessary to authorize this Agreement and the consummation by the Seller of such transactions. This Agreement has been validly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally, by general equitable principals (regardless of whether such enforceability is considered in a proceeding in law or at equity).

                  4.2 No Conflicts. The execution, delivery and performance of this Agreement by the Seller do not and will not, in a manner which would cause a material adverse effect: (i) conflict with or violate any governmental regulation applicable to the Seller; (ii) result in a breach or violation of or constitute a default under, or give rise to any right of first refusal, termination, amendment, acceleration or cancellation of, result in a loss or reduction of rights under, or result in the creation of any lien on any assets of the Seller pursuant to, any note, bond, mortgage, indenture contract, agreement, lease, license or other instrument or obligation to which the Seller is a party; (iii) conflict with or violate the organizational documents of the Seller; or (iv) conflict with or violate any partnership or joint venture agreement binding on the Seller.

                  4.3 Consents. To the best of Seller's knowledge, no consent is required from any third party to the execution, delivery or performance by the Seller of its obligations under this Agreement, the failure of which would reasonably be expected to result in a material adverse effect on Buyer's use of the Asset being transferred.

                  4.4 Pass-Through of Westbrook Representations and Warranties. Seller makes such representations and warranties to Buyer regarding the Purchased Assets and Assumed Liabilities as were made to Sunstone, Inc. by Westbrook in Section 3.1 of the Stock Purchase Agreement dated as of August 5, 1997 among Sunstone, Inc., Westbrook and Kahler (the "Stock Purchase Agreement"). The representations and warranties of Seller to Buyer are subject to the same exceptions, qualifications and limitations as are Westbrook's representations and warranties to Sunstone, Inc. under Section 3.1 of the Stock Purchase Agreement.

                                    ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF BUYER

                  5.1 Authority of Seller Relative to Agreement. Buyer has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by the Sole Director of Buyer and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement and the consummation by Buyer of such transactions. This Agreement has been validly executed and delivered by Buyer and constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally, by general equitable principals (regardless of whether such enforceability is considered in a proceeding in law or at equity).

                  5.2 No Conflicts. The execution, delivery and performance of this Agreement by Buyer do not and will not, in a manner which would cause a material adverse effect: (i) conflict with or violate any governmental regulation applicable to Buyer; (ii) result in a breach or violation of or constitute a default under, or give rise to any right of first refusal, termination, amendment, acceleration or cancellation of, result in a loss or reduction of rights under, or result in the creation of any lien on any assets of Buyer pursuant to, any note, bond, mortgage, indenture contract, agreement, lease, license or other instrument or obligation to which Buyer or the Company is a party; (iii) conflict with or violate the Articles of Incorporation or Bylaws of Buyer; or (iv) conflict with or violate any partnership or joint venture agreement binding on Buyer.

                  5.3 Consents. No consent is required from any third party to the execution, delivery or performance by Buyer of its obligations under this Agreement, other than the consent of Wells Fargo Bank, N.A.

                                   ARTICLE VI
                            SURVIVAL; INDEMNIFICATION

                  6.1 Indemnification by Seller.

                           (a) Indemnification Regarding Sections 4.1, 4.2 and
4.3. The representations and warranties of Seller under Section 4.1, 4.2 or 4.3 shall survive for a period of twelve (12) months after the Closing. Seller shall indemnify Buyer for any third party action against Buyer founded on a breach of Seller's representations and warranties in Section 4.1, 4.2 or 4.3 in an amount equal to a judgment or reasonable settlement actually paid by Buyer to such third party, plus Buyer's reasonable attorneys' fees and costs in defending such action. Buyer shall promptly give Seller of the initiation of any such third party action.

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




                           (b) Indemnification Regarding Section 4.4. The
representations and warranties of Seller to Buyer with respect to any particular Purchased Asset or Assumed Liability shall survive as long as the corresponding representation and warranty of Westbrook to Sunstone, Inc. regarding such Purchased Asset or Assumed Liability survives. If, during such survival period, Buyer suffers damage or is subject to a third party claim as a result of a breach by Seller of any representation and warranty under Section 4.4, Buyer shall promptly notify Seller of such claim or damage. Sunstone, Inc. as the general partner of Sunstone Hotel Investors, L.P., the owner and manager of Seller, shall in turn notify Westbrook of such claim or damage and pursue indemnification from Westbrook therefor on the basis that the claim or damage has been suffered by Sunstone, Inc. itself; provided, however, that Sunstone, Inc. shall not be required to notify or pursue such action against Westbrook until and unless the claim or damage suffered by Buyer, together with all claims or damages suffered by Sunstone, Inc. as a result of the breach of Westbrook's representations and warranties to Sunstone, Inc. under the Stock Purchase Agreement, exceeds the $2.5 million threshold in Section 7.1(d) of the Stock Purchase Agreement. In addition, Seller's total liability to Buyer as a result of the breach of Seller of any of the representations and warranties under
Section 4.4 shall be limited to an amount equal to the product of (i) $5 million and (ii) a fraction, the numerator of which is the total value shown on Schedule 1.1(a) of the assets listed on such schedule, the denominator of which is the value of all assets owned by Kahler at the time it was acquired by Sunstone, Inc. The procedures governing the timing, handling and reimbursement of expenses related to third party claims for breaches of Seller's representations and warranties to Buyer under Section 4.4, shall be identical to those established between Sunstone, Inc. and Westbrook under Section 7.1(e) of the Stock Purchase Agreement.

                  6.2 Indemnification by Buyer. The representations and warranties of Buyer under Article V shall survive for a period of twelve (12) months after the Closing. Buyer shall indemnify Seller for any third party action against Seller founded on a breach of Buyer's representations and warranties in Article V in an amount equal to a judgment or reasonable settlement actually paid by Seller to such third party, plus Seller's reasonable attorneys' fees and costs in defending such action. Seller shall promptly give Buyer of the initiation of any such third party action.

                                   ARTICLE VII
                                  MISCELLANEOUS

                  7.1 Further Assurances. The parties shall at their own cost and expense execute and deliver such further documents and instruments and shall take such other actions as may be reasonably required or appropriate to carry out the intent and purposes of this Agreement.

                  7.2 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party without the prior written consent of all of the other parties; provided, however, that this Agreement may be assigned by operation of law due to a change in ownership or control of Seller without the consent of Buyer.

                  7.3 Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to any other party shall be in writing and shall be deemed to have been given (a) if mailed by registered or certified mail (postage prepaid) on the date when the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, (b) if sent by facsimile transmission, when so sent and receipt acknowledged by an appropriate telephone or facsimile receipt or (c) if sent by other means, when actually received by the party to which such notice has been directed, in each case at the respective addresses or telecopier

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



numbers set forth below or such other address or telephone number as such party may have fixed by notice:

         If to Seller, addressed to:

                           Sunstone Hotels LLC
                           115 Calle de Industrias, Suite 201
                           San Clemente, California  92672
                           Attention:       Robert A. Alter
                           Telephone:       (714) 361-3900
                           Fax:             (714) 361-4157

                  With a copy to:

                           Brobeck, Phleger & Harrison LLP
                           4675 MacArthur Court, Suite 1000
                           Newport Beach, California  92660
                           Attention:       Roger M. Cohen
                           Telephone:       (714) 955-8705
                           Fax:             (714) 752-7522

         If to Buyer, addressed to:

                           Sunstone Hotel Properties, Inc.
                           115 Calle de Industrias, Suite 201
                           San Clemente, California  92672
                           Attention:       Randy Hulce
                           Telephone:       (714) 361-3900
                           Fax:             (714) 361-4157

                  With a copy to:

                           Sharp & Barney LLC
                           401 Lincoln Avenue
                           Steamboat Springs, Colorado 80477
                           Attention:       Thomas Sharp
                           Telephone:       (970) 879-7600
                           Fax:             (970) 879-8162

                  7.4 Governing Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of California, without reference to the choice of law provisions thereof.

                  7.5 Entire Agreement; Modifications and Waivers. This Agreement, together with all exhibits and schedules hereto and thereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

                  7.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.7 Expenses. Except as otherwise specified herein, each party hereto shall pay his or its own legal, accounting, out-of-pocket and other expenses incident to this Agreement and to any action taken by such party in preparation for carrying this Agreement into effect.

                  7.8 Invalidity. In the event that any one or more of the provisions contained in this Agreement, or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, or any other such instrument.

                  7.9 Titles. The titles, captions or headings of the Articles and Sections herein are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  7.10 No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

                  7.11 Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The parties hereto intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party hereto has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

                  7.12 Execution. This Agreement and any other documents related thereto, including exhibits and/or certificates, may be executed by transmitting a facsimile signature page to the other parties hereto, and by promptly sending to such other parties an originally executed signature page.


                            [signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                Seller:       SUNSTONE HOTELS, LLC,
                              a Delaware limited liability company

                              By KAHLER REALTY CORPORATION,
                              a Minnesota corporation, its sole
                              member and manager


                                      By:    /STEVEN R. STENHAUG/
                                        ----------------------------------------
                                      Name:  Steven R. Stenhaug
                                          --------------------------------------
                                      Title: Senior Vice President - Treasuer
                                           -------------------------------------

                Buyer:        SUNSTONE HOTEL PROPERTIES, INC.,
                              a Colorado corporation


                                      By:  /DAVID R. KINKADE/
                                        ----------------------------------------
                                      Name: David R. Kinkade
                                          --------------------------------------
                                      Title: Vice President, Acquisitions
                                           -------------------------------------


This Agreement is also executed by Sunstone Hotel Investors, Inc. as of the day and year first above written solely to confirm and acknowledge its obligations under Section 6.1(b) hereof.


SUNSTONE HOTEL INVESTORS, INC.,
a Maryland corporation


By:  /ROBERT A. ALTER/
  --------------------------------------
             Robert A. Alter
             President

                                 SCHEDULE 1.1(a)

             MANAGEMENT AND CONCESSION CONTRACTS AND LAKEVIEW STOCK


================================================================================
                   ASSET BEING                     FAIR MARKET
                   TRANSFERRED                    VALUE OF ASSET
--------------------------------------------------------------------------------
THIRD PARTY HOTEL MANAGEMENT
CONTRACT:
--------------------------------------------------------------------------------
          Euro-Suites                                    $   0.00
--------------------------------------------------------------------------------
          Red Fox Inn                                    $ 87,000
--------------------------------------------------------------------------------
          Plaza One                                      $  4,000
--------------------------------------------------------------------------------
HIBBING MANAGEMENT CONTRACT, NOTE
& OWNER INTERESTS:
--------------------------------------------------------------------------------
          Management Contract                            $   0.00
--------------------------------------------------------------------------------
          25% LP Interest                                   N/A
--------------------------------------------------------------------------------
CONCESSION CONTRACTS:
--------------------------------------------------------------------------------
          Rochester Civic Center                         $324,000
--------------------------------------------------------------------------------
          Ogden Egyptian Center                          $180,000
--------------------------------------------------------------------------------
ASSOCIATORY MANAGEMENT CONTRACTS:
--------------------------------------------------------------------------------
          Lakeview Resort Club                           $   0.00
--------------------------------------------------------------------------------
          Victorian Village                              $  7,000
--------------------------------------------------------------------------------
          Carriage House                                 $ 15,000
--------------------------------------------------------------------------------
          Center Plaza Associates                        $228,000
--------------------------------------------------------------------------------
OTHER ASSETS:
--------------------------------------------------------------------------------
         100% of stock of Lakeview of                    $480,000
         Rochester, Inc. (owns 80% of      plus pro rata share of cash in Joint
         Cheat Progressive Venture)        Venture less cost of sale
         (Sewer Plant)
--------------------------------------------------------------------------------
                              Total:                   $1,325,000
================================================================================

                      MANAGEMENT AND CONCESSION AGREEMENTS
                             (Detailed Description)

1. Management Contract between SMP II Limited Partnership and The Kahler Corporation, dated September 10, 1986

2. Management Agreement between Broadway Terraces Association, Inc. and Kahler Real Estate Management, Inc. dated February 8, 1984

3. Management Agreement between Lakeview Resort Club Property Owners Association, Inc. and Lakeview of Rochester, Inc., dated May 1, 1984

4. Management Contract between Green Oaks Associates and the Kahler Corporation, dated July 2, 1990

5. Management Contract between Improvement Limited Partnership and The Kahler Corporation dated July 8, 1992

6. Management Contract between Modern Woodmen of America, Royal Neighbors of America, The Rock Island Bank, N.A. and The Kahler Corporation dated April 9, 1997

7. Management Contract between J.C.S.II Development Group, Inc. and Lakeview of Rochester, Inc., dated April 30, 1990

8. Management Contract between Red Fox Motor Hotel Corporation and The Kahler Corporation, dated December 20, 1994

9. License Agreement between the City of Rochester and Kahler Development Corporation, dated August 13, 1991 (Food and Beverage Concessions)

10. Manual Food Service Agreement between The Ogden Egyptian Center and Kahler of Ogden, Incorporated, date 10/20/96 (Food Services Program fo The Ogden Egyptian Center, peery's Egyptian Theater, and David Eccles Conference Center)

                                 SCHEDULE 1.1(b)

                         CURRENT ASSETS AND LIABILITIES
                                   (attached)


             Proration Item                         San Marcos         Suites       Canyon Springs   Pocatello Park    Holiday Inn
                                                     Chandler          Boise          Twin Falls       Pocatello        Rochester
                                                        AZ               ID               ID               ID               MN
------------------------------------------------------------------------------------------------------------------------------------
House Funds                               DR       29,500.00         5,500.00         4,550.00         6,100.00        10,400.00

Guest Ledger                              DR       43,301.00        20,869.00        16,533.00         5,045.00        30,386.00
  Travel Agent Liabilities                CR            0.00             0.00             0.00             0.00             0.00

City Ledger                               DR      125,316.00       119,197.00       106,714.00        84,164.00        88,422.00
   Provision for Doubtful Accounts        CR      (16,008.00)       (6,995.00)       (2,981.00)       (9,532.00)       (2,170.00)
   Unrealized Credit Card Comm Expense    CR       (2,150.00)       (1,700.00)       (1,500.00)       (1,250.00)       (1,700.00)

Advance Deposit Ledger                    CR       (2,311.00)       (5,705.00)       (1,353.00)       (1,142.00)       (6,617.00)

Accounts Receivable - General             DR       21,881.00           100.00           483.00             0.00         1,232.00

Returned Checks                           DR          195.00           303.00         1,070.00           (39.00)            0.00

Food Inventory                            DR       54,540.00         4,527.00        14,110.00        29,868.00        17,956.00

Beverage Inventory                        DR       34,669.00         1,881.00         7,113.00         6,653.00         6,397.00

Retail Inventory                          DR       51,520.00             0.00           761.00           395.00             0.00

Linen Inventory - Rooms Division          DR          Rented        30,000.00        15,762.00        13,500.00        10,000.00
Linen Inventory - F&B Division            DR          Rented         1,834.00         3,850.00         1,875.00           Rented

China Inventory                           DR       38,622.00        13,853.00         6,750.00         6,930.00        11,018.00
Glass Inventory                           DR       11,987.00         1,651.00         1,680.00         2,627.00           573.00
Silver Inventory                          DR        9,270.00         3,455.00         1,075.00         5,764.00         1,794.00

Amusement Ticket Inventories              DR            0.00             0.00             0.00             0.00             0.00

Guest Supplies                            DR        5,843.00         3,252.00         5,500.00         3,500.00             0.00
Chemical Supplies                         DR        2,155.00           720.00             0.00         1,414.00         3,246.00
Shelf Inventory                           DR            0.00             0.00             0.00             0.00             0.00

Prepaid Expense (Sub Schedule)            DR            0.00             0.00             0.00             0.00        43,584.00

Deposits                                  DR          700.00         1,700.00             0.00             0.00             0.00

Tenant Security Deposits (Sub Schedule)   CR         (500.00)            0.00             0.00             0.00             0.00
Prepaid Tenant Rents (Sub Schedule)       CR       (1,962.00)            0.00             0.00             0.00             0.00

Accounts Payable                          CR     (347,149.00)      (61,653.00)      (81,549.00)     (110,514.00)      (73,810.00)

Workers Compensation accrual              CR     (125,981.00)      (40,532.00)      (29,414.00)      (48,719.00)      (28,476.00)

Accrued Health Insurance                  CR            0.00             0.00             0.00             0.00             0.00

Employee Liability - Misc. Payroll        CR          393.00           175.00             0.00            39.00             0.00
Employee Liability - Accrued Payroll      CR     (187,960.00)      (61,710.00)      (46,890.00)      (60,990.00)      (67,040.00)
Employee Liability - Prior Year Bonus's   CR            0.00             0.00             0.00             0.00             0.00
Employee Liability - Savings Bonds        CR          (70.00)          (34.00)            0.00             0.00           (45.00)
Employee Liability - Union Annuity        CR            0.00             0.00             0.00             0.00             0.00
Employee Liability - Profit Sharing       CR            0.00             0.00             0.00             0.00             0.00
Employee Liability - Holiday              CR            0.00             0.00             0.00             0.00             0.00
Employee Liability - Vacation             CR      (68,955.00)      (16,295.00)      (17,773.00)      (16,739.00)      (38,679.00)
Employee Liability -  State Tax Withheld  CR            0.00        (5,347.50)       (6,425.00)       (7,492.50)            0.00
Employee Liability - Health FSA           CR         (152.00)                            42.00           552.00
Employee Liability - Employer Taxes       CR      (66,350.00)      (14,267.50)      (10,992.50)      (23,632.50)      (14,232.50)

Sales Tax                                 CR      (86,458.50)      (47,653.50)       (2,658.15)      (29,161.50)      (49,266.00)

Deferred Revenue                          CR      (22,628.00)            0.00             0.00             0.00             0.00

L/T Pension & Post Retirement             CR            0.00             0.00             0.00             0.00             0.00

------------------------------------------------------------------------------------------------------------------------------------
   Net                                           (498,742.50)      (52,875.50)      (15,542.65)     (140,785.50)      (57,027.50)
====================================================================================================================================



                  Proration Item                   Kahler Hotel   Kahler Plaza Hotel   Inn & Suites    Colonial Park    Green Oaks
                                                    Rochester          Rochester        Rochester         Helena        Ft. Worth
                                                        MN                MN                MN              MT              TX
------------------------------------------------------------------------------------------------------------------------------------
House Funds                               DR       23,495.00          5,750.00          3,150.00        9,060.00        9,500.00

Guest Ledger                              DR      326,644.00        358,075.00        154,602.00       22,985.00        9,165.00
  Travel Agent Liabilities                CR            0.00              0.00              0.00            0.00            0.00

City Ledger                               DR    1,038,049.00         48,780.00         17,635.00       82,276.00      198,198.00
   Provision for Doubtful Accounts        CR      (15,643.00)       (11,761.00)        (8,293.00)      (4,943.00)      (4,918.00)
   Unrealized Credit Card Comm Expense    CR       (7,200.00)        (3,050.00)        (2,800.00)      (2,000.00)      (2,000.00)

Advance Deposit Ledger                    CR       (6,126.00)        (5,644.00)        (3,168.00)      (1,185.00)     (11,880.00)

Accounts Receivable - General             DR      (15,300.00)        41,322.00          1,523.00          150.00            6.00

Returned Checks                           DR            0.00              0.00              0.00            0.00         (177.00)

Food Inventory                            DR      119,418.00         22,260.00         11,650.00       11,939.00       19,112.00

Beverage Inventory                        DR      100,092.00         12,379.00          2,345.00        9,079.00        8,637.00

Retail Inventory                          DR            0.00              0.00         26,530.00            0.00          637.00

Linen Inventory - Rooms Division          DR       20,500.00         12,700.00          9,700.00       29,000.00       35,000.00
Linen Inventory - F&B Division            DR          Rented            Rented            Rented        5,000.00        6,000.00

China Inventory                           DR       17,800.00         24,500.00          5,000.00        7,400.00        7,500.00
Glass Inventory                           DR        4,600.00          2,000.00            850.00        1,155.00        4,000.00
Silver Inventory                          DR       26,400.00          5,100.00          1,200.00        1,058.00        2,500.00

Amusement Ticket Inventories              DR            0.00              0.00              0.00            0.00            0.00

Guest Supplies                            DR       27,284.00          8,000.00          4,000.00          260.00        2,000.00
Chemical Supplies                         DR        4,000.00          1,500.00            600.00        2,400.00        1,000.00
Shelf Inventory                           DR            0.00              0.00              0.00            0.00            0.00

Prepaid Expense (Sub Schedule)            DR            0.00              0.00              0.00            0.00            0.00

Deposits                                  DR        5,050.00              0.00              0.00            0.00          500.00

Tenant Security Deposits (Sub Schedule)   CR       (8,726.00)        (1,030.00)          (552.00)           0.00            0.00
Prepaid Tenant Rents (Sub Schedule)       CR      (40,987.00)       (22,061.00)          (490.00)      (2,847.00)        (274.00)

Accounts Payable                          CR     (376,416.00)       (40,177.00)       (38,362.00)     (84,700.00)    (106,851.00)

Workers Compensation accrual              CR     (167,559.00)       (34,245.00)       (30,914.00)     (79,279.00)    (120,077.00)

Accrued Health Insurance                  CR            0.00              0.00              0.00            0.00            0.00

Employee Liability - Misc. Payroll        CR        1,653.00              0.00           (263.00)           0.00          (61.00)
Employee Liability - Accrued Payroll      CR     (317,292.50)       (72,655.00)       (67,512.50)     (67,275.00)     (95,927.50)
Employee Liability - Prior Year Bonus's   CR            0.00              0.00              0.00            0.00            0.00
Employee Liability - Savings Bonds        CR         (189.00)           (25.00)           (61.00)         (25.00)         (30.00)
Employee Liability - Union Annuity        CR            0.00              0.00              0.00            0.00            0.00
Employee Liability - Profit Sharing       CR            0.00              0.00              0.00            0.00            0.00
Employee Liability - Holiday              CR            0.00              0.00              0.00            0.00            0.00
Employee Liability - Vacation             CR     (255,289.00)       (37,155.00)       (29,352.00)     (31,971.00)     (64,979.00)
Employee Liability -  State Tax Withheld  CR            0.00              0.00              0.00       (6,932.50)           0.00
Employee Liability - Health FSA           CR          773.00            (71.00)           255.00       (1,320.00)
Employee Liability - Employer Taxes       CR      (90,695.00)       (20,900.00)       (13,927.50)     (10,605.00)     (45,765.00)

Sales Tax                                 CR     (202,626.00)      (102,793.50)       (60,979.50)     (31,437.00)     (97,122.00)

Deferred Revenue                          CR            0.00              0.00              0.00            0.00            0.00

L/T Pension & Post Retirement             CR            0.00              0.00              0.00            0.00            0.00

------------------------------------------------------------------------------------------------------------------------------------
   Net                                            211,709.50        190,798.50        (17,634.50)    (142,757.50)    (246,306.50)
====================================================================================================================================





                  Proration Item                 Residence Inn        Hilton       University Park     Provo Park       Olympia Park
                                                     Provo        Salt Lake City      Salt Lake           Provo          Park City
                                                       UT               UT                UT               UT                UT
------------------------------------------------------------------------------------------------------------------------------------
House Funds                               DR       2,300.00        22,400.00         10,000.00        16,400.00         15,000.00

Guest Ledger                              DR      50,227.00        36,488.00         40,290.00        29,657.00         24,148.00
  Travel Agent Liabilities                CR           0.00             0.00              0.00             0.00              0.00

City Ledger                               DR      64,603.00       655,495.00        377,016.00       505,856.00        301,191.00
   Provision for Doubtful Accounts        CR      (1,506.00)      (12,992.00)       (15,935.00)       (8,246.00)       (10,800.00)
   Unrealized Credit Card Comm Expense    CR      (1,000.00)       (3,700.00)        (2,200.00)       (3,000.00)        (2,400.00)

Advance Deposit Ledger                    CR        (438.00)      (16,773.00)          (924.00)       (2,710.00)       (31,128.00)

Accounts Receivable - General             DR       1,403.00        (6,844.00)         2,033.00        13,546.00           (144.00)

Returned Checks                           DR         130.00         1,452.00            635.00             0.00           (204.00)

Food Inventory                            DR           0.00        45,135.00         28,604.00        55,017.00         13,280.00

Beverage Inventory                        DR         546.00        34,467.00         17,790.00        16,210.00          8,943.00

Retail Inventory                          DR           0.00             0.00         40,051.00        11,289.00         11,888.00

Linen Inventory - Rooms Division          DR      24,071.00        63,000.00         23,048.00        29,000.00         48,663.00
Linen Inventory - F&B Division            DR         113.00         6,867.00         14,257.00        13,200.00          2,097.00

China Inventory                           DR       4,464.00        34,500.00          9,770.00        37,500.00          2,865.00
Glass Inventory                           DR         595.00         7,425.00          6,764.00         3,600.00          1,211.00
Silver Inventory                          DR       2,893.00         2,266.00          2,550.00        11,250.00          3,157.00

Amusement Ticket Inventories              DR           0.00             0.00              0.00           922.00              0.00

Guest Supplies                            DR      11,369.00        14,000.00         13,560.00         4,000.00         13,964.00
Chemical Supplies                         DR       1,160.00         2,500.00          2,890.00           900.00          1,859.00
Shelf Inventory                           DR           0.00             0.00              0.00             0.00              0.00

Prepaid Expense (Sub Schedule)            DR           0.00             0.00              0.00             0.00          2,550.00

Deposits                                  DR          84.00             0.00              0.00           485.00              0.00

Tenant Security Deposits (Sub Schedule)   CR           0.00        (2,100.00)             0.00             0.00              0.00
Prepaid Tenant Rents (Sub Schedule)       CR           0.00       (23,335.00)        (8,156.00)            0.00              0.00

Accounts Payable                          CR     (86,771.00)     (645,559.00)      (154,851.00)     (341,944.00)      (174,007.00)

Workers Compensation accrual              CR      (8,367.00)      (85,106.00)       (12,335.00)      (51,513.00)       (46,341.00)

Accrued Health Insurance                  CR           0.00             0.00              0.00             0.00              0.00

Employee Liability - Misc. Payroll        CR         236.00         1,014.00              0.00         1,408.00            150.00
Employee Liability - Accrued Payroll      CR     (26,982.50)     (207,672.50)      (105,040.00)     (147,577.50)      (111,115.00)
Employee Liability - Prior Year Bonus's   CR           0.00             0.00              0.00             0.00              0.00
Employee Liability - Savings Bonds        CR           0.00             0.00              0.00             0.00              0.00
Employee Liability - Union Annuity        CR           0.00             0.00              0.00             0.00              0.00
Employee Liability - Profit Sharing       CR           0.00             0.00              0.00             0.00              0.00
Employee Liability - Holiday              CR           0.00             0.00              0.00             0.00              0.00
Employee Liability - Vacation             CR      (5,745.00)      (75,392.00)       (43,352.00)      (44,653.00)       (47,623.00)
Employee Liability -  State Tax Withheld  CR      (2,737.50)      (30,632.50)       (12,320.00)      (15,735.00)       (15,287.50)
Employee Liability - Health FSA           CR           0.00           753.00            396.00           320.00            832.00
Employee Liability - Employer Taxes       CR      (4,087.50)      (63,245.00)       (22,195.00)      (26,405.00)       (36,710.00)

Sales Tax                                 CR     (52,039.50)     (294,957.00)      (117,918.70)     (184,767.00)      (141,931.50)

Deferred Revenue                          CR           0.00             0.00              0.00             0.00              0.00

L/T Pension & Post Retirement             CR           0.00             0.00              0.00             0.00              0.00

------------------------------------------------------------------------------------------------------------------------------------
   Net                                           (25,480.00)     (540,546.00)        94,427.30       (75,990.50)      (165,893.00)
====================================================================================================================================


                  Proration Item                        Ogden Park        Lakeview Resort          Kahler         Natalies Hallmark
                                                          Ogden             Morgantown           Corporate            Rochester
                                                            UT                  WV                   MN                  MN
------------------------------------------------------------------------------------------------------------------------------------
House Funds                               DR             11,875.00           12,650.00               100.00              450.00

Guest Ledger                              DR             44,092.00           94,436.00                 0.00                0.00
  Travel Agent Liabilities                CR                  0.00                0.00                 0.00                0.00

City Ledger                               DR            190,134.00          504,397.00                 0.00              378.00
   Provision for Doubtful Accounts        CR               (511.00)         (17,484.00)                0.00                0.00
   Unrealized Credit Card Comm Expense    CR             (2,300.00)          (3,700.00)                0.00             (100.00)

Advance Deposit Ledger                    CR             (3,953.00)        (186,945.00)                0.00                0.00

Accounts Receivable - General             DR              9,061.00           53,231.00            94,068.00                0.00

Returned Checks                           DR                638.00              106.00             2,712.00                0.00

Food Inventory                            DR             34,151.00           52,838.00                 0.00                0.00

Beverage Inventory                        DR              9,296.00           30,792.00                 0.00                0.00

Retail Inventory                          DR             13,353.00                0.00                 0.00          116,640.00

Linen Inventory - Rooms Division          DR             30,454.00           25,000.00                 0.00                0.00
Linen Inventory - F&B Division            DR              1,486.00            4,680.00                 0.00                0.00

China Inventory                           DR              4,040.00           24,000.00                 0.00                0.00
Glass Inventory                           DR              1,406.00            7,000.00                 0.00                0.00
Silver Inventory                          DR              1,872.00            4,800.00                 0.00                0.00

Amusement Ticket Inventories              DR                  0.00                0.00                 0.00                0.00

Guest Supplies                            DR             11,549.00            9,492.00                 0.00                0.00
Chemical Supplies                         DR              1,639.00           33,905.00                 0.00                0.00
Shelf Inventory                           DR                  0.00                0.00                 0.00                0.00

Prepaid Expense (Sub Schedule)            DR                  0.00           42,922.00                 0.00                0.00

Deposits                                  DR                  0.00                0.00               300.00                0.00

Tenant Security Deposits (Sub Schedule)   CR               (500.00)               0.00                 0.00                0.00
Prepaid Tenant Rents (Sub Schedule)       CR               (466.00)               0.00                 0.00                0.00

Accounts Payable                          CR           (183,792.00)        (249,524.00)       (1,546,659.00)         (18,633.00)

Workers Compensation accrual              CR            (40,747.00)               0.00           940,188.00             (242.00)

Accrued Health Insurance                  CR                  0.00                0.00          (350,000.00)               0.00

Employee Liability - Misc. Payroll        CR                692.00           (7,197.00)                0.00                0.00
Employee Liability - Accrued Payroll      CR           (109,920.00)        (225,310.00)          (95,717.50)          (2,945.00)
Employee Liability - Prior Year Bonus's   CR                  0.00                0.00                 0.00                0.00
Employee Liability - Savings Bonds        CR                  0.00                0.00               (38.00)               0.00
Employee Liability - Union Annuity        CR                  0.00                0.00        (1,250,078.00)               0.00
Employee Liability - Profit Sharing       CR                  0.00                0.00          (301,514.00)               0.00
Employee Liability - Holiday              CR                  0.00                0.00                 0.00                0.00
Employee Liability - Vacation             CR            (52,853.00)         (92,357.00)          (65,699.00)          (2,510.00)
Employee Liability -  State Tax Withheld  CR            (15,132.50)         (13,907.50)                0.00                0.00
Employee Liability - Health FSA           CR               (282.00)             (85.00)           (2,663.00)
Employee Liability - Employer Taxes       CR            (20,045.00)        (108,550.00)          (27,350.00)            (267.50)

Sales Tax                                 CR           (134,971.50)        (103,648.50)           (2,064.00)          (2,925.00)

Deferred Revenue                          CR                  0.00             (447.00)                0.00                0.00

L/T Pension & Post Retirement             CR                  0.00                0.00          (150,000.00)               0.00

------------------------------------------------------------------------------------------------------------------------------------
   Net                                                 (199,735.00)        (108,906.00)       (2,754,414.50)          89,845.50
====================================================================================================================================

Note: 210,211,215 Includes Recorded and Accrued Liabilities
Note: 221 Accrued Payroll represents 2Weeks & 2 Days @ 10/15/97
Note: 243 Sales Tax Represents 1.5 Month Liability for Sept and Oct



                                                        CONFERENCE CENTERS                         MANAGED ENTITIES

                                                   Kahler         Ogden Park
                  Proration Item              Hospitality Svcs  Egyptian Center  Kahler Park   Plaza One   Euro Suites   Red Fox Inn
                                                 Rochester           Ogden         Hibbing    Rock Island   Morgantown     Waverly
                                                     MN               UT              MN          IL            WV            IA
------------------------------------------------------------------------------------------------------------------------------------
House Funds                               DR     3,600.00         1,775.00           0.00        0.00          0.00          0.00

Guest Ledger                              DR         0.00             0.00           0.00        0.00          0.00          0.00
  Travel Agent Liabilities                CR         0.00             0.00           0.00        0.00          0.00          0.00

City Ledger                               DR     1,552.00       180,003.00           0.00        0.00          0.00          0.00
   Provision for Doubtful Accounts        CR         0.00        (2,000.00)          0.00        0.00          0.00          0.00
   Unrealized Credit Card Comm Expense    CR         0.00             0.00           0.00        0.00          0.00          0.00

Advance Deposit Ledger                    CR         0.00             0.00           0.00        0.00          0.00          0.00

Accounts Receivable - General             DR         0.00             0.00           0.00        0.00          0.00          0.00

Returned Checks                           DR         0.00             0.00           0.00        0.00          0.00          0.00

Food Inventory                            DR    12,640.00        29,898.00           0.00        0.00          0.00          0.00

Beverage Inventory                        DR     4,163.00         4,221.00           0.00        0.00          0.00          0.00

Retail Inventory                          DR         0.00             0.00           0.00        0.00          0.00          0.00

Linen Inventory - Rooms Division          DR         0.00             0.00           0.00        0.00          0.00          0.00
Linen Inventory - F&B Division            DR         0.00        15,300.00           0.00        0.00          0.00          0.00

China Inventory                           DR     2,000.00        21,350.00           0.00        0.00          0.00          0.00
Glass Inventory                           DR       300.00        15,150.00           0.00        0.00          0.00          0.00
Silver Inventory                          DR       500.00        10,530.00           0.00        0.00          0.00          0.00

Amusement Ticket Inventories              DR         0.00             0.00           0.00        0.00          0.00          0.00

Guest Supplies                            DR     1,000.00             0.00           0.00        0.00          0.00          0.00
Chemical Supplies                         DR       150.00         2,250.00           0.00        0.00          0.00          0.00
Shelf Inventory                           DR         0.00             0.00           0.00        0.00          0.00          0.00

Prepaid Expense (Sub Schedule)            DR         0.00             0.00           0.00        0.00          0.00          0.00

Deposits                                  DR         0.00         1,000.00           0.00        0.00          0.00          0.00

Tenant Security Deposits (Sub Schedule)   CR         0.00             0.00           0.00        0.00          0.00          0.00
Prepaid Tenant Rents (Sub Schedule)       CR         0.00             0.00           0.00        0.00          0.00          0.00

Accounts Payable                          CR   (14,828.00)      (23,760.00)          0.00        0.00          0.00          0.00

Workers Compensation accrual              CR    (3,099.00)       (4,658.00)          0.00        0.00          0.00          0.00

Accrued Health Insurance                  CR         0.00             0.00           0.00        0.00          0.00          0.00

Employee Liability - Misc. Payroll        CR         0.00             0.00           0.00        0.00          0.00          0.00
Employee Liability - Accrued Payroll      CR    (5,677.50)      (14,595.00)          0.00        0.00          0.00          0.00
Employee Liability - Prior Year Bonus's   CR         0.00             0.00           0.00        0.00          0.00          0.00
Employee Liability - Savings Bonds        CR         0.00             0.00           0.00        0.00          0.00          0.00
Employee Liability - Union Annuity        CR         0.00             0.00           0.00        0.00          0.00          0.00
Employee Liability - Profit Sharing       CR         0.00             0.00           0.00        0.00          0.00          0.00
Employee Liability - Holiday              CR         0.00             0.00           0.00        0.00          0.00          0.00
Employee Liability - Vacation             CR    (2,526.00)       (6,807.00)          0.00        0.00          0.00          0.00
Employee Liability -  State Tax Withheld  CR         0.00        (2,300.00)          0.00        0.00          0.00          0.00
Employee Liability - Health FSA           CR                                         0.00        0.00          0.00          0.00
Employee Liability - Employer Taxes       CR    (1,377.50)       (2,070.00)          0.00        0.00          0.00          0.00

Sales Tax                                 CR    (4,884.00)      (14,845.50)          0.00        0.00          0.00          0.00

Deferred Revenue                          CR         0.00             0.00           0.00        0.00          0.00          0.00

L/T Pension & Post Retirement             CR         0.00             0.00           0.00        0.00          0.00          0.00

------------------------------------------------------------------------------------------------------------------------------------
   Net                                          (6,487.00)      210,441.50           0.00        0.00          0.00          0.00
====================================================================================================================================


                                                                    TCS                                  ASSOCIATIONS


                  Proration Item                          T C S                T C S         Victorian Village     Carriage House
                                                        Rochester         Salt Lake City         Park City            Park City
                                                            MN                  UT                   UT                  UT
------------------------------------------------------------------------------------------------------------------------------------
House Funds                               DR              100.00                0.00                 0.00                0.00

Guest Ledger                              DR                0.00                0.00                 0.00                0.00
  Travel Agent Liabilities                CR                0.00                0.00                 0.00                0.00

City Ledger                               DR          802,803.00          126,836.00                 0.00                0.00
   Provision for Doubtful Accounts        CR           (4,248.00)          (2,800.00)                0.00                0.00
   Unrealized Credit Card Comm Expense    CR                0.00                0.00                 0.00                0.00

Advance Deposit Ledger                    CR                0.00                0.00                 0.00                0.00

Accounts Receivable - General             DR              100.00                0.00                 0.00                0.00

Returned Checks                           DR                0.00                0.00                 0.00                0.00

Food Inventory                            DR                0.00                0.00                 0.00                0.00

Beverage Inventory                        DR                0.00                0.00                 0.00                0.00

Retail Inventory                          DR                0.00                0.00                 0.00                0.00

Linen Inventory - Rooms Division          DR                0.00                0.00                 0.00                0.00
Linen Inventory - F&B Division            DR                0.00                0.00                 0.00                0.00

China Inventory                           DR                0.00                0.00                 0.00                0.00
Glass Inventory                           DR                0.00                0.00                 0.00                0.00
Silver Inventory                          DR                0.00                0.00                 0.00                0.00

Amusement Ticket Inventories              DR                0.00                0.00                 0.00                0.00

Guest Supplies                            DR                0.00                0.00                 0.00                0.00
Chemical Supplies                         DR           97,522.00            6,909.00                 0.00                0.00
Shelf Inventory                           DR          273,858.00           17,666.00                 0.00                0.00

Prepaid Expense (Sub Schedule)            DR                0.00                0.00                 0.00                0.00

Deposits                                  DR                0.00              150.00                 0.00                0.00

Tenant Security Deposits (Sub Schedule)   CR                0.00                0.00                 0.00                0.00
Prepaid Tenant Rents (Sub Schedule)       CR                0.00                0.00                 0.00                0.00

Accounts Payable                          CR         (232,659.00)         (21,233.00)                0.00                0.00

Workers Compensation accrual              CR         (112,845.00)         (28,504.00)                0.00                0.00

Accrued Health Insurance                  CR                0.00                0.00                 0.00                0.00

Employee Liability - Misc. Payroll        CR             (211.00)               0.00                 0.00                0.00
Employee Liability - Accrued Payroll      CR         (118,600.00)         (33,915.00)                0.00                0.00
Employee Liability - Prior Year Bonus's   CR                0.00                0.00                 0.00                0.00
Employee Liability - Savings Bonds        CR              (45.00)               0.00                 0.00                0.00
Employee Liability - Union Annuity        CR          (32,050.00)               0.00                 0.00                0.00
Employee Liability - Profit Sharing       CR                0.00                0.00                 0.00                0.00
Employee Liability - Holiday              CR                0.00                0.00                 0.00                0.00
Employee Liability - Vacation             CR          (72,802.00)         (21,928.00)                0.00                0.00
Employee Liability -  State Tax Withheld  CR                0.00           (4,345.00)                0.00                0.00
Employee Liability - Health FSA           CR             (734.00)               0.00                 0.00                0.00
Employee Liability - Employer Taxes       CR          (28,767.50)         (11,485.00)                0.00                0.00

Sales Tax                                 CR           (2,389.50)         (21,310.50)                0.00                0.00

Deferred Revenue                          CR                0.00                0.00                 0.00                0.00

L/T Pension & Post Retirement             CR                0.00                0.00                 0.00                0.00

------------------------------------------------------------------------------------------------------------------------------------
   Net                                                569,032.00            6,040.50                 0.00                0.00
====================================================================================================================================


                                                                                                                     OTHER


                                                                                                                     PENDING

                                                                       Center             Property                    Cheat
             Proration Item                       New Heat Plant  Plaza Association   Owners Association      Progressive Ventures
                                                    Rochester         Rochester           Morgantown               Morgantown
                                                        MN                MN                  WV                       WV
------------------------------------------------------------------------------------------------------------------------------------
House Funds                               DR           0.00              0.00                0.00                      0.00

Guest Ledger                              DR           0.00              0.00                0.00                      0.00
  Travel Agent Liabilities                CR           0.00              0.00                0.00                      0.00

City Ledger                               DR           0.00              0.00                0.00                      0.00
   Provision for Doubtful Accounts        CR           0.00              0.00                0.00                      0.00
   Unrealized Credit Card Comm Expense    CR           0.00              0.00                0.00                      0.00

Advance Deposit Ledger                    CR           0.00              0.00                0.00                      0.00

Accounts Receivable - General             DR           0.00              0.00                0.00                      0.00

Returned Checks                           DR           0.00              0.00                0.00                      0.00

Food Inventory                            DR           0.00              0.00                0.00                      0.00

Beverage Inventory                        DR           0.00              0.00                0.00                      0.00

Retail Inventory                          DR           0.00              0.00                0.00                      0.00

Linen Inventory - Rooms Division          DR           0.00              0.00                0.00                      0.00
Linen Inventory - F&B Division            DR           0.00              0.00                0.00                      0.00

China Inventory                           DR           0.00              0.00                0.00                      0.00
Glass Inventory                           DR           0.00              0.00                0.00                      0.00
Silver Inventory                          DR           0.00              0.00                0.00                      0.00

Amusement Ticket Inventories              DR           0.00              0.00                0.00                      0.00

Guest Supplies                            DR           0.00              0.00                0.00                      0.00
Chemical Supplies                         DR           0.00              0.00                0.00                      0.00
Shelf Inventory                           DR           0.00              0.00                0.00                      0.00

Prepaid Expense (Sub Schedule)            DR           0.00              0.00                0.00                      0.00

Deposits                                  DR           0.00              0.00                0.00                      0.00

Tenant Security Deposits (Sub Schedule)   CR           0.00              0.00                0.00                      0.00
Prepaid Tenant Rents (Sub Schedule)       CR           0.00              0.00                0.00                      0.00

Accounts Payable                          CR           0.00              0.00                0.00                      0.00

Workers Compensation accrual              CR           0.00              0.00                0.00                      0.00

Accrued Health Insurance                  CR           0.00              0.00                0.00                      0.00

Employee Liability - Misc. Payroll        CR           0.00              0.00                0.00                      0.00
Employee Liability - Accrued Payroll      CR           0.00              0.00                0.00                      0.00
Employee Liability - Prior Year Bonus's   CR           0.00              0.00                0.00                      0.00
Employee Liability - Savings Bonds        CR           0.00              0.00                0.00                      0.00
Employee Liability - Union Annuity        CR           0.00              0.00                0.00                      0.00
Employee Liability - Profit Sharing       CR           0.00              0.00                0.00                      0.00
Employee Liability - Holiday              CR           0.00              0.00                0.00                      0.00
Employee Liability - Vacation             CR           0.00              0.00                0.00                      0.00
Employee Liability -  State Tax Withheld  CR           0.00              0.00                0.00                      0.00
Employee Liability - Health FSA           CR           0.00              0.00                0.00                      0.00
Employee Liability - Employer Taxes       CR           0.00              0.00                0.00                      0.00

Sales Tax                                 CR           0.00              0.00                0.00                      0.00

Deferred Revenue                          CR           0.00              0.00                0.00                      0.00

L/T Pension & Post Retirement             CR           0.00              0.00                0.00                      0.00

------------------------------------------------------------------------------------------------------------------------------------
   Net                                                 0.00              0.00                0.00                      0.00
====================================================================================================================================


             Proration Item                       TOTAL          TOTAL        TOTAL        TOTAL
                                                  OWNED        CONFERENCE   MANAGED         TCS
                                                  HOTELS        CENTERS     HOTELS
-------------------------------------------------------------------------------------------------
House Funds                               DR     198,180.00     5,375.00      0.00         100.00

Guest Ledger                              DR   1,306,943.00         0.00      0.00           0.00
  Travel Agent Liabilities                CR           0.00         0.00      0.00           0.00

City Ledger                               DR   4,507,821.00   181,555.00      0.00     929,639.00
   Provision for Doubtful Accounts        CR    (150,718.00)   (2,000.00)     0.00      (7,048.00)
   Unrealized Credit Card Comm Expense    CR     (43,750.00)        0.00      0.00           0.00

Advance Deposit Ledger                    CR    (288,002.00)        0.00      0.00           0.00

Accounts Receivable - General             DR     217,751.00         0.00      0.00         100.00

Returned Checks                           DR       6,821.00         0.00      0.00           0.00

Food Inventory                            DR     534,405.00    42,538.00      0.00           0.00

Beverage Inventory                        DR     307,289.00     8,384.00      0.00           0.00

Retail Inventory                          DR     273,064.00         0.00      0.00           0.00

Linen Inventory - Rooms Division          DR     419,398.00         0.00      0.00           0.00
Linen Inventory - F&B Division            DR      61,259.00    15,300.00      0.00           0.00

China Inventory                           DR     256,512.00    23,350.00      0.00           0.00
Glass Inventory                           DR      59,124.00    15,450.00      0.00           0.00
Silver Inventory                          DR      86,404.00    11,030.00      0.00           0.00

Amusement Ticket Inventories              DR         922.00         0.00      0.00           0.00

Guest Supplies                            DR     137,573.00     1,000.00      0.00           0.00
Chemical Supplies                         DR      61,888.00     2,400.00      0.00     104,431.00
Shelf Inventory                           DR           0.00         0.00      0.00     291,524.00

Prepaid Expense (Sub Schedule)            DR      89,056.00         0.00      0.00           0.00

Deposits                                  DR       8,819.00     1,000.00      0.00         150.00

Tenant Security Deposits (Sub Schedule)   CR     (13,408.00)        0.00      0.00           0.00
Prepaid Tenant Rents (Sub Schedule)       CR    (100,578.00)        0.00      0.00           0.00

Accounts Payable                          CR  (4,722,921.00)  (38,588.00)     0.00    (253,892.00)

Workers Compensation accrual              CR      (9,659.00)   (7,757.00)     0.00    (141,349.00)

Accrued Health Insurance                  CR    (350,000.00)        0.00      0.00           0.00

Employee Liability - Misc. Payroll        CR      (1,761.00)        0.00      0.00        (211.00)
Employee Liability - Accrued Payroll      CR  (2,077,532.50)  (20,272.50)     0.00    (152,515.00)
Employee Liability - Prior Year Bonus's   CR           0.00         0.00      0.00           0.00
Employee Liability - Savings Bonds        CR        (517.00)        0.00      0.00         (45.00)
Employee Liability - Union Annuity        CR  (1,250,078.00)        0.00      0.00     (32,050.00)
Employee Liability - Profit Sharing       CR    (301,514.00)        0.00      0.00           0.00
Employee Liability - Holiday              CR           0.00         0.00      0.00           0.00
Employee Liability - Vacation             CR  (1,007,371.00)   (9,333.00)     0.00     (94,730.00)
Employee Liability -  State Tax Withheld  CR    (131,950.00)   (2,300.00)     0.00      (4,345.00)
Employee Liability - Health FSA           CR        (650.00)        0.00      0.00        (734.00)
Employee Liability - Employer Taxes       CR    (620,222.50)   (3,447.50)     0.00     (40,252.50)

Sales Tax                                 CR  (1,745,378.35)  (19,729.50)     0.00     (23,700.00)

Deferred Revenue                          CR     (23,075.00)        0.00      0.00           0.00

L/T Pension & Post Retirement             CR    (150,000.00)        0.00      0.00           0.00

-------------------------------------------------------------------------------------------------
   Net                                        (4,455,856.35)  203,954.50      0.00     575,072.50
=================================================================================================

Note: 210,211,215 Includes Recorded and Accrued Liabilities
Note: 221 Accrued Payroll represents 2Weeks & 2 Days @ 10/15/97
Note: 243 Sales Tax Represents 1.5 Month Liability for Sept and Oct

                                 SCHEDULE 1.1(d)

                      EMPLOYEE BENEFIT PLANS AND AGREEMENTS


Collective Bargaining or Similar Agreements

         1. Working Agreement dated March 1, 1995 between Kahler Park Hotel and Hotel, Motel, Restaurant, Bar & Club Employees Union Local 99 (Term: March 1, 1997 to March 1, 2000) [Kahler Park Hotel].

         2. Collective Bargaining Agreement dated October 31, 1994 between Kahler Corporation/Lawler's, Inc. and Hotel, Hospital, Restaurant and Tavern Employees Union, Local 21 (Term:
                  September 1, 1994 to August 31, 1997) [Rochester Hotels]. Currently being renegotiated.

         3. Memorandum of Agreement dated as of May 1, 1997 between Kahler Corporation d.b.a. Plaza One, Inc. and Plumbers and Pipefitters Local Union No. 25 (Term: May 1, 1997 to April 30,
                  2002).


Company Plans

KahlerShare
The Kahler Corporation Hourly Employee's Pension Plan
The Kahler Corporation Employee Medical Benefit Plan (sometimes referred to as
         Kahler Realty Corporation Employee Medical Benefit Plan)
Executive Dental Plan
Kahler Group Life and Optional Life Insurance Plan
Executive Long-Term Disability Plan
Workers Compensation
The Kahler Tax Savings Plan (Cafeteria Plan)
The Plumbers and Pipefitters Local Union No. 25 Benefit Funds (Local 25, Rock
         Island, Illinois) (Management by Kahler of Rock Island)
The Plumbers and Pipefitters National Pension Fund (Local 25, Rock Island,
         Illinois) (Management by Kahler of Rock Island)
The Hotel and Restaurant Employees' and Bartenders' Welfare Fund (Local 99,
         Hibbing, Minnesota) (Employer is Improvement Limited Partnership)


Informational note provided by Kahler in the Stock Purchase Agreement:

ACCUMULATED BENEFIT OBLIGATIONS

         At December 31, 1996, the Kahler Corporation Hourly Employees Pension Plan had: an actuarial present value of vested benefit obligation of $2,866,000; an accumulated benefit obligation of $2,946,000; a fair market value of plan assets of $2,164,000; and, an unfunded projected benefit obligation (PBO) of $782,000. The weighted-average discount rate used in determining the actuarial present value of the PBO was 7.25%; the expected long-term rate of return on assets was 8%; the 1983 GAM mortality table was assumed; and the retirement age was assumed to be 65. Participation in such Plan is limited to Company employees in the Rochester, Minnesota area who are represented by Local 21 of the Hotel Employees and Restaurant Employees Union. Currently, there are approximately 700 such employees. Contributions to the Plan are made pursuant to the terms of a collective bargaining agreement entered into between the Company and Local 21.

                                    EXHIBIT A

                                     HOTELS

================================================================================
                                     PART I
================================================================================
  PROPERTY NUMBER         DESCRIPTION OF PROPERTY
  ---------------         -----------------------
       K-4                Pocatello Park - Pocatello, ID
       K-5                Boise Park Suites - Boise, ID
       K-6                Colonial Park - Helena, MT
       K-7                Canyon Springs - Twin Falls, ID
       K-9                Kahler Plaza Hotel - Rochester, MN
       K-10               Retail - Kahler Plaza Hotel - Rochester, MN
       K-11               Retail - Kahler Hotel - Rochester, MN
       K-12               Kahler Inn & Suite (f/k/a Clinic View) - Rochester, MN
       K-14               Lakeview Resort - Morgantown, WV
       K-15               Green Oaks - Fort Worth, TX
       K-25               Kahler Park Hotel - Hibbing, MN

================================================================================
                                     PART II
================================================================================

  PROPERTY NUMBER         DESCRIPTION OF PROPERTY
  ---------------         -----------------------
       K-1                Hilton Hotel - Salt Lake City, UT
       K-2                Olympia Park - Park City, UT
       K-3                Sheraton San Marcos - Chandler, AZ
       K-8                Kahler Hotel - Rochester, MN
       K-13               Holiday Inn - Rochester, MN
       K-21               University Park - Salt Lake City, UT
       K-22               Ogden Park - Ogden, UT
       K-23               Provo Park - Provo, UT
       K-24               Residence Inn - Provo, UT